Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
    TO 18 U.S.C. SECTION 1350, AS ADOPTED PURUSANT TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of ADDvantage Technologies Group, Inc. (the "Company") for the fiscal quarter ended
December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Kenneth A. Chymiak, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained on the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/Kenneth A. Chymiak
                                       ----------------------------------------
                                        Name:   Kenneth A. Chymiak
                                       Title:   Chief Executive Officer and
                                                Chief Financial Officer
                                        Date:   February 13, 2006